EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
  AND CHIEF FINANCIAL OFFICER

Ludwig Kuttner, Chief Executive Officer, and Charles W. Clayton, Chief Financial Officer of Hampshire Group, Limited, each hereby certify that:

1) The Quarterly Report of Hampshire Group, Limited on Form 10-Q for the period ended April 2, 2005 as filed with the Securities and Exchange
     Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hampshire Group, Limited.




                                            /s/ Ludwig Kuttner
                                            --------------------------
Date:  May 6, 2005                          Ludwig Kuttner
------------------                          Chief Executive Officer




                                            /s/ Charles W. Clayton
                                            ---------------------------
Date:  May 6, 2005                          Charles W. Clayton
------------------                          Chief Financial Officer